Exhibit 10.3
FIRST AMENDMENT TO AMENDED AND RESTATED
EXCLUSIVE LICENSE AGREEMENT

This First Amendment to Amended and Restated Exclusive License Agreement (this “Amendment”), effective as of September 29, 2020 (the “Effective Date”), is entered into by and between SLSG Limited LLC (together with its affiliates, hereinafter collectively “Company”), a Delaware limited liability company with a place of business at 15 West 38th Street, 10th Floor, New York, New York 10018, and Memorial Sloan Kettering Cancer Center, a New York not-for-profit corporation with a principal office address at 1275 York Avenue, New York, New York 10065 (“MSK”).

WHEREAS, the Company is a wholly-owned subsidiary of Sellas Life Sciences Group Ltd., an exempted limited company incorporated under the laws of Bermuda with offices at Clarendon House, 2 Church Street, Hamilton HM11, Bermuda (“Sellas Limited”); and

WHEREAS, Sellas Limited is a wholly-owned subsidiary of SELLAS Life Sciences Group, Inc., a Delaware corporation with a place of business at 15 West 38th Street, 10th Floor, New York, New York 10018; and

WHEREAS, Sellas Limited and MSK entered into that certain Amended and Restated Exclusive License Agreement, dated as of October 10, 2017 (the “Agreement”); and

WHEREAS, Sellas Limited assigned all of its right, title and interest in and to the Agreement to the Company pursuant to that certain Assignment of License dated as of June 28, 2019 by and between Sellas Limited, as assignor, and the Company, as assignee (the “Assignment”); and

WHEREAS, following and as a result of the execution of the Assignment, the Company is the successor-in-interest to Sellas Limited under the Agreement and is as of the Effective Date a Party and the Licensee under and pursuant to the Agreement; and

WHEREAS, the Parties to the Agreement desire to, and hereby do, amend the Agreement in accordance with the terms hereof.

NOW, THEREFORE, in exchange for the promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the Parties hereby agree as follows:

1. Definitions. Capitalized terms used, but otherwise not defined herein shall have the meanings given to such terms in the Agreement.

2. Original Patent Rights – Exhibit A. Exhibit A to the Agreement is hereby amended by deleting such Exhibit A in its entirety and substituting in place thereof the copy of Exhibit A attached hereto as Appendix 1 to this Amendment and made a part hereof. The definition of Original Patent Rights is automatically and without any further action by the Parties amended to include all of the patents and patent applications included within Exhibit A, as amended by this Amendment.

3. Additional Patent Rights – Exhibit B. Exhibit B to the Agreement is hereby amended by deleting such Exhibit B in its entirety and substituting in place thereof the copy of Exhibit B attached hereto as Appendix 2 to this Amendment and made a part hereof. The definition of Additional Patent Rights is automatically and without any further action by the Parties amended to include all of the patents and patent applications included within Exhibit B, as amended by this Amendment.

4. Governing Law. The validity, enforcement, construction, and interpretation of this Amendment are governed by the laws of the State of New York and the federal laws of the United States of America, excluding the laws of those jurisdictions pertaining to resolution of conflicts with laws of other jurisdictions.

5. Successors and Assigns. This Amendment is binding on, and inures to the benefit of, the Parties, their authorized and permitted heirs, successors and assigns.

6. Counterparts; Effective Date. The Parties may execute this Amendment by facsimile or other electronic transmission, in pdf file format or otherwise, and in counterparts. Each executed counterpart of this

Amendment will constitute an original document, and all executed counterparts, together, will constitute the same agreement. This Amendment will become effective as of the Effective Date.

7. Complete Agreement; Ratification and Confirmation. The headings of the Sections of this Amendment are solely for convenient reference and neither constitutes a part of this Amendment nor affect its meaning, interpretation, or effect. This Amendment, together with the Agreement, records the entire understanding of the Parties with respect to the terms of this Amendment and the Agreement and the restrictions and subject matter stated in it and them, and supersedes any previous or contemporaneous agreement, representation, or understanding, oral or written, by either of them. The Agreement, as amended by this Amendment, is in full force and effect, and is hereby ratified and confirmed by the Parties in every respect.

The foregoing Amendment is executed as of the Effective Date.

SLSG LIMITED LLC

By:	/s/ Angelos Stergiou
Name:	Angelos Stergiou, M.D., ScD. h.c.
Title	President and Chief Executive Officer
15 West 38th Street, 10th Floor
New York, NY 10018

MEMORIAL SLOAN KETTERING CANCER CENTER

By:	/s/ Gregory Raskin
Name:	Gregor Raskin
Title	Vice President, Technology Development
1275 York Avenue, Box 524
New York, NY 10065

Appendix 1 to the Amendment

EXHIBIT A

Original Patent Rights

1.SK1074 Synthetic HLA Binding Peptide Analogues and Uses Thereof

MSK Reference Number	Type of Filing	Application/Patent Number	Date of Filing
SK1074-01	Provisional	60/525,955	Dec 1, 2003
SK1074-03	PCT	PCT/US2004/040347	Nov 30, 2004
SK1074-04	National - Canada	CA 2,548,135	May 31, 2006
SK1074-02	National – Europe France United Kingdom Germany Italy Switzerland Spain	EP 1708732	Jun 29, 2006
SK1074-05	National - Australia	AU 2004294345	Jul 6, 2006
SK1074-06	National - United States	7,488,718	Nov 30, 2004
2. SK1219 WT1 HLA Class II-Binding Peptides and Compositions and Methods Comprising Same

MSK Reference Number	Type of Filing	Application/Patent Number	Date of Filing
SK1219-01	Provisional	60/726,608	Oct 17, 2005
SK1219-02	Provisional	60/728,304	Oct 20, 2005
SK1219-03	PCT	PCT/US2006/040719	Oct 17, 2006
SK1219-04	National – Europe France United Kingdom Germany Ireland Italy Switzerland Spain	EP 1951281	Apr 17, 2008
SK1219-09	National - Europe - Divisional France United Kingdom Germany Ireland Italy Switzerland Spain	EP 2565201	Jun 14, 2012
SK1219-06	National - United States	8,765,687	Sep 27, 2009
SK1219-10	Continuation	9,233,149	Sep 16, 2013
SK1219-27	Continuation	10,221,224	Jan 8, 2016
SK1276-27	Continuation	16/270,444	Feb 7, 2019
SK1219-07	National - Canada	2,626,238	Apr 17, 2008
SK1219-18	National -Canada - Divisional	2,900,087	Oct 17, 2006
SK1219-08	National - Australia	2006304573	Apr 17, 2008

3. SK1225 Synthetic HLA Binding Peptide Analogues and Uses Thereof

MSK Reference Number	Type of Filing	Application/Patent Number	Date of Filing
SK1225-01	Continuation	7,598,221	Sep 12, 2005

4. Immunogenic WT-1 Peptides and Methods of Use Thereof

MSK Reference Number	Type of Filing	Application/Patent Number	Date of Filing
SK1233-01	Provisional	60/790,526	Apr 10, 2006
SK1233-02	Provisional	60/852,009	Oct 17, 2006
SK1233-03	PCT	PCT/US2007/008853	Apr 10, 2007
SK1233-06	National - Canada	CA 2645766	Nov 9, 2008
SK1233-05	National - Europe Austria Belgium Finland France United Kingdom Germany Greece Ireland Italy Netherlands Poland Romania Switzerland Spain Turkey	EP 2010209	Nov 10, 2008
SK1233-08	National - Europe - Divisional	16173687.1	Apr 10, 2007
SK1233-25	Extension – Hong Kong	17107134.3	Jul 17, 2017
SK1233-04	National - United States	9,265,816	Dec 2, 2009
SK1233-26	Continuation	16/359,897	Mar 20, 2019

Appendix 2 to the Amendment

EXHIBIT B

Additional Patent Rights

1. Immunogenic WT-1 Peptides and Methods of Use Thereof

Pearl Cohen Ref.	MSK Ref.	Type of Filing	Application/Patent Number	Date of Filing
P-76807-USP	SK2011-072-02	US Provisional	61/752,799	January 15, 2013
P-76807-US	SK2011-072-04	National – US	9,919,037	July 14, 2015
P-76807-US2	SK2011-072-10	Continuation	15/920,335	March 13, 2018
P-76807-PC	SK2011-072-03	PCT	PCT/US2014/011711	January 15, 2014
P-76807-AU	SK2011-072-05	National - Australia	2014207615	January 15, 2014
P-76807-AU1	SK2011-072-11	National - Australia - Divisional	2018241209	January 15, 2014
P-76807-CA	SK2011-072-06	National – Canada	2,898,099	January 15, 2014
P-76807-CN	SK2011-072-08	National – China	201480010289.3	January 15, 2014
P-76807-MO	SK2011-072-14	Extension – Macau	J/003740	July 1, 2019
P-76807-CN1	SK2011-072-12	National - China - Divisional	201910196887.9	January 15, 2014
P-76807-HK	SK2011-072-15	Extension – Hong Kong	42020002109.5	January 31, 2020
P-76807-EP	SK2011-072-09	National – Europe	EP14741142.5	January 15, 2014
P-76807-EP1	(unknown)	National – Europe – Divisional	EP20193303.3	August 28, 2020
P-76807-JP	SK2011-072-07	National – Japan	6486278	January 15, 2014
P-76807-JP1	SK2011-072-13	National - Japan - Divisional	2019027238	January 15, 2014

2. Methods and Compositions for Treating Cancer

Pearl Cohen Ref.	MSK Ref.	Type of Filing	Application Number	Date of Filing
P-79550-USP	(unknown)	US Provisional	62/258,134	Nov 20, 2015
P-79550-PC	SK2015-113-02	PCT	PCT/US2016/062865	Nov 18, 2016
P-79550-US	SK2015-113-03	National – US	15/777,514	May 18, 2018
P-79550-AU	SK2015-113-09	National – Australia	2016356708	Nov 18, 2016
P-79550-CA	SK2015-113-04	National – Canada	3,005,896	Nov 18, 2016
P-79550-CN	SK2015-113-05	National – China	201680077975.1	Nov 18, 2016
P-79550-HK	(unknown)	Extension – Hong Kong	19119785.4	Feb 21, 2019
P-79550-EP	SK2015-113-08	National – Europe	16867262.4	Nov 18, 2016
P-79550-JP	SK2015-113-06	National – Japan	2018-526090	Nov 18, 2016
P-79550-KR	SK2015-113-07	National – South Korea	10-2018-7017393	Nov 18, 2016

3. Multi-Valent Immunotherapy Composition and Methods of Use for Treating WT1-Positive Cancers

SLE Ref.	Type of Filing	Application Number	Date of Filing
SEL.102P	US Provisional	62/832,244	April 10, 2019
SEL.102XC1PCT	PCT	PCT/US2020/027681	April 10, 2020